UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2010
QuinStreet, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34628 (Commission File Number)	77-0512121 (I.R.S. Employer Identification No.)
950 Tower Lane, 6th Floor
Foster City, CA 94404
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 578-7700
1051 East Hillsdale Blvd., Suite 800
Foster City, CA 94404
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
     On October 22, 2010, QuinStreet, Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, stockholders voted on the following two proposals, both of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 13, 2010.

Proposal 1.	The election of the two nominees listed below to serve until the 2013 annual meeting of stockholders or until their successors are elected.

	For	Withheld	Broker Non-Votes
James Simons	37,938,108	106,004	2,852,566
Dana Stalder	37,971,101	73,011	2,852,566

Proposal 2.	The ratification of the selection, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its current fiscal year ending June 30, 2011.

For	Against	Abstain
40,888,978	7,200	500

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QuinStreet, Inc.
Dated: October 25, 2010	By:	/s/ Daniel Caul
		Name:	Daniel Caul
		Title:	General Counsel